UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2005

Date of reporting period:	9/30/2004

Item 1 –	Reports to Stockholders – [ INSERT REPORT ]

The Asia Pacific Fund, Inc.

As of September 30, 2004 (Unaudited)

OUR TOLL-FREE LINE:

1-888-4-ASIA-PAC

For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

Statistics

Total Net Assets	$150,782,113
Shares Outstanding	10,344,073
Net Asset Value	$14.58
Equity	98.9%(a)
Repurchase Agreement	1.1%(a)

Total Returns (US Dollar terms)

Period	Market Price(b)	NAV(c)
3 months ended 9/30/04	11.5%	5.0%
6 months ended 9/30/04	(3.3)%	(2.2)%
9 months ended 9/30/04	(5.4)%	6.0%
1 Year ended 9/30/04	13.8%	18.6%
3 Years ended 9/30/04	110.1%	85.8%
5 Years ended 9/30/04	53.2%	33.4%
10 Years ended 9/30/04	(10.0)%	7.2%
Since inception(d)	251.0%	307.2%
Since inception(d) (annualized)	7.5%	8.4%

Other Information

Ticker Symbol	APB
Primary Exchange	NYSE
Dividend Repurchase Program	Yes

Footnote section

(a)	Expressed as a percentage of total investments.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(c)	This information represents the historical net asset value per share performance of The Asia Pacific Fund, Inc. “Net asset value per share performance” has been computed by the Investment Manager and, because it does not reflect market price, is not the same as “total investment return.”
(d)	Investment operations commenced on May 4, 1987.

Portfolio Characteristics

(As of September 30, 2004)

Top Ten Equity Holdings

(% of Total Equity Investments)

Samsung Electronics Co.	8.2%
POSCO	3.0%
DBS Group Holdings, Ltd.	2.9%
Hong Kong and China Gas Co., Ltd.	2.5%
Kookmin Bank	2.3%
United Overseas Bank, Ltd.	2.3%
China Telecom Corp., Ltd.	2.2%
Singapore Press Holdings, Ltd.	2.2%
Telekom Malaysia Berhad	2.1%
Formosa Plastic Corp.	2.1%

Equity Country Weightings

(% of Total Equity Investments)

Hong Kong/China	32.5%	Malaysia	8.7%
South Korea	23.4%	Thailand	2.7%
Taiwan	18.2%	Indonesia	2.4%
Singapore	11.4%	India	0.7%

Sector Breakdown: Top Ten Industries

(% of Total Equity Investments)

Banking	20.0%
Information Technology	15.8%
Consumer Discretionary	12.8%
Telecommunications	12.4%
Industrials	11.6%
Real Estate-Developers	7.2%
Materials	6.2%
Utilities	4.8%
Financial Services	4.5%
Consumer Staples	1.5%

REPORT OF THE INVESTMENT MANAGER

For the period from March 31 to September 30, 2004

PERFORMANCE

During the last six months the Fund’s net asset value (NAV) per share decreased by US$0.32 from US$14.90 to US$14.58. In percentage terms the Fund’s total return performance was -2.1%. This compares with the return of its relevant benchmark index, the MSCI Combined Far East Free Ex-Japan Gross Index of -3.3%.

The chart below illustrates the Fund’s net asset value performance per share during the period:

Source: Baring Asset Management / MSCI

Local Currencies vs the US Dollar

Currency US$/local rate	March 31, 2004	June 30, 2004	Sept. 30, 2004	March 31 - Sept. 30 2004 Change %
North Asia
Chinese Renminbi	8.28	8.28	8.28	0.0
Hong Kong Dollar	7.79	7.80	7.80	-0.1
Korean Won	1,146.45	1,155.50	1,151.50	-0.4
New Taiwan Dollar	32.95	33.64	33.97	-3.1
ASEAN
Indonesian Rupiah	8,563.50	9,402.50	9,160.00	-7.0
Malaysian Ringgit	3.80	3.80	3.80	0.0
Philippine Peso	56.18	56.16	56.29	-0.2
Singaporean Dollar	1.68	1.72	1.68	0.0
Thai Baht	39.29	40.89	41.42	-5.4
South Asia
Indian Rupee	43.42	45.97	46.00	-5.9

Source: Factset (Baring Asset Management)

STOCK MARKET PERFORMANCE

March 31 to September 30, 2004

Country - Index	March 31 to June 30, 2004 Market Change % US $	June 30 to Sept. 30, 2004 Market Change % US $	March 31 to Sept. 30, 2004 Market Change % US $
North Asia
MSCI China	-7.7	8.3	0.0
MSCI Hong Kong	-4.5	10.4	5.5
MSCI Korea	-14.7	4.2	-11.1
MSCI Taiwan	-11.7	-0.4	-12.0
ASEAN
MSCI Indonesia Free	-4.3	20.7	15.4
MSCI Malaysia Free	-9.8	4.0	-6.2
MSCI Philippines Free	13.0	10.4	24.7
MSCI Singapore Free	-2.2	10.4	8.0
MSCI Thailand Free	-1.1	0.5	-0.7
South Asia
MSCI India	-16.8	16.2	-3.3
Regional
MSCI Combined Far East Free Ex Japan	-8.9	6.1	-3.3

Source: MSCI

COUNTRY ALLOCATION*

Country	March 31, 2004	June 30, 2004	Sept. 30, 2004
North Asia	75.7%	73.0%	73.5%
Hong Kong/China	28.6	29.0	32.2
South Korea	27.1	25.1	23.3
Taiwan	20.0	18.9	18.0
ASEAN	21.1	23.6	24.9
Indonesia	4.1	3.1	2.4
Malaysia	7.7	7.6	8.6
Singapore	8.4	10.0	11.3
Thailand	0.9	2.9	2.6
South Asia	1.5	0.6	0.7
India
Cash	7.6	1.8	1.1

*	Rounded up to nearest whole number

MARKET & ASSET ALLOCATION REVIEW

Following the weaker trend of global equity markets, Asian markets fell by 3.3% in USD terms over the six month period to 9/30/2004, as measured by the Fund’s benchmark, the MSCI Combined Far East Free Ex-Japan Gross Index.

Within Asia, the mean reversion phenomenon again dominated. Korea and Taiwan, out-performers in the first four months of the year, were sold down in the period under review. Conversely, ASEAN and Hong Kong, the under-performers in the early period, bounced back strongly. Two markets remained under pressure during both periods: Thailand and India.

Key investment drivers in the current period include a significant weakening of technology stocks around the world (thus impacting negatively on Korea and Taiwan), a slightly more positive sentiment towards China (from hard to soft landing scenario) and heightened expectations for a renewed reflationary trend in Hong Kong and Singapore. In Thailand, investors remained concerned about the re-emergence of non-performing loans, a peaking in economic activity, bird flu and rising terrorism. In India, investors expressed their disappointment with the outcome of the national election and their concern for rising inflation and interest rates by reducing their exposure. Two additional features worth noting over the period is the choppy nature of markets and unusually low trading volumes, both at global and regional levels.

Asian currencies were generally a little softer vs the US dollar over the period. The Indonesian Rupiah was particularly weak because of the worsening inflation and balance of payments trends, together with the uncertainty surrounding the election outcome.

As far as portfolio activity is concerned, the Fund Manager made a number of changes. The exposure to Singapore, Malaysia, Thailand and Hong Kong was raised to further participate in the domestic reflation theme. Despite worsening economic fundamentals in Thailand, the weighting was raised on the basis that a number of good quality business franchises, including BEC World (media-TV) and Kasikornbank, were trading at attractive price levels. This was funded from Indonesia (fundamental concerns outlined above), Korea (subdued domestic growth and weak terms of trade), India (fundamental concerns outlined above) and Taiwan (technology).

In brief, the overall strategy of the Fund was firstly to raise the portfolio’s exposure to markets where the domestic economic cycle is projected to have sustainability and where valuations are deemed attractive. Secondly, the Fund’s exposure was reduced in areas where inflationary pressures are appearing and where the top of the economic cycle is deemed to be near or to have passed. Thailand was a special case where we added on the basis of attractive price levels of quality business franchises.

As far as the Fund’s performance is concerned, another good relative out-performance versus the Fund’s benchmark was recorded over the period. This was mainly attributed to the good stock selection in a number of key markets including Taiwan, Hong Kong, China and Singapore.

OUTLOOK

In his last report, the Fund Manager highlighted a number of headwinds which equity investors were likely to face in the second half of the year. These include the monetary tightening policy implemented by the US Federal Reserve and China’s PBOC, the peaking of OECD leading economic indicators, the US election, high oil prices, the sustainability of Japan’s economic recovery, China’s success (or lack of) in managing a soft landing and Asian local investors’ declining equity risk appetite.

Looking forward to the next six months, a number of these headwinds is expected to remain. However, there are a number of positives. Firstly, given that earnings results in the first half appear to have exceeded expectations, valuations have become more attractive. The US Fed and China’s PBOC are likely to continue to tighten but in a gradual manner. Finally, given that the risk of a global recession in 2005 is not deemed high, one could put forward the argument that, from now until Christmas, equity investors, holding excess cash reserves, are likely to re-enter the market on the buy side. This was evidenced by the trend rising turnover in recent updays.

The overall strategy of the Fund, at the asset allocation level, continues to favour economies which are deemed to have a sustainable domestic economic upcycle in the next 12 months, together with rising earnings momentum and reasonably attractive valuations. At the sector and stock levels, the Fund is positioned with a balanced mix of the “best of breed” of technology names (Samsung Electronics, TSMC, Hon Hai Precision, Kingboard Chemicals, Synnex Tech), together with defensive growth stocks in the consumer (Amorepacific, Shinsegae, Tanjong, Sing Press, Esprit), telecom (China Telecom, Telekom Malaysia, Chungwha Telecom, Shin Corp) and financial sectors (HSBC, Wing Lung Bank, HDFC, Kookmin Bank, Maybank).

Finally, as global and regional equity markets are projected to remain range-bound, the Fund Manager intends to add additional value to the Fund by taking advantage of short-term trading opportunities, as and when these present themselves in coming months.

On August 30, 2004, James Squire, the Fund’s portfolio manager resigned and was replaced as portfolio manager by Khiem Do. Mr. Do has been the head of the Investment Manager’s investment team in Hong Kong since 1997 and as such has had supervisory responsibilities for the investment management of the Fund.

On November 22, 2004, ING Groep announced the sale of the investment management business of Baring Asset Management Holdings, a parent company of the Investment Manager, to Massachusetts Mutual Life Insurance Company, a diversified financial services group with $285 billion under management. The sale is expected to close during the first quarter of 2005. The Investment Manager has informed the Fund that the change of control of the Investment Manager resulting from the sale is not expected to change the investment management services or persons providing those services to the Fund. The change of control of the Investment Manager will require that shareholders approve a new investment management agreement with the Investment Manager, but will not result in any increase in the fees payable under the current Investment Management Agreement.

Baring Asset Management (Asia) Limited

November 1, 2004

THE ASIA PACIFIC FUND, INC.

Portfolio of Investments

September 30, 2004

(Unaudited)

Shares	Description	Value (Note 1)

	EQUITIES—99.1%
	HONG KONG—32.2%
880,000	Boc Hong Kong Holdings, Ltd.	$1,608,094
	(Banking)
236,000	Cafe De Coral Holdings, Ltd.	255,731
	(Restaurants)
286,000	Cheung Kong Holdings, Ltd.	2,457,281
	(Real Estate-Developers)
629,500	China Mobile, Ltd.(a)	1,909,154
	(Telecommunications)
3,080,000	China Oilfield Services, Ltd.	908,432
	(Utilities)
5,662,000	China Petroleum & Chemical Corp.	2,305,301
	(Utilities)
10,240,000	China Telecom Corp., Ltd.	3,315,701
	(Telecommunications)
2,852,000	Chinese Estates Holdings, Ltd.	1,700,656
	(Real Estate-Developers)
590,000	Esprit Asia Holdings, Ltd.	3,018,832
	(Consumer Discretionary)
1,870,000	Giordano International, Ltd.	1,031,155
	(Consumer Discretionary)
1,100,000	Global Bio-chem Technology Group Co., Ltd.	839,312
	(Industrials)
7,888,000	Guangdong Investment, Ltd.	1,395,918
	(Industrials)
1,200,000	Guangdong Kelon Electrical Holdings Co., Ltd.	430,877
	(Consumer Discretionary)
194,000	Hang Lung Properties, Ltd.	286,097
	(Real Estate-Developers)
190,800	Hang Seng Bank, Ltd.	2,532,402
	(Banking)
340,000	Henderson Land Development Co., Ltd.	1,626,304
	(Real Estate-Developers)

Shares	Description	Value (Note 1)

2,000,000	Hong Kong and China Gas Co., Ltd.	$3,757,350
	(Utilities)
530,000	Hongkong Land Holdings, Ltd.	1,044,100
	(Real Estate-Developers)
195,200	HSBC Holdings Plc.	3,103,955
	(Banking)
316,300	Hutchison Whampoa, Ltd.	2,474,247
	(Industrials)
1,124,000	Kingboard Chemical Holdings, Ltd.	2,313,424
	(Chemicals)
550,000	Ports Design, Ltd.(a)	1,015,638
	(Consumer Discretionary)
280,000	Sun Hung Kai Properties, Ltd.	2,639,121
	(Real Estate-Developers)
420,000	Swire-Pacific, Ltd. “A”	2,921,884
	(Industrials)
475,500	Techtronic Industries Co., Ltd.	935,994
	(Instrument-Controls)
208,000	Tong Ren Tang Technologies Co., Ltd.	453,447
	(Pharmaceuticals)
314,000	Wing Lung Bank, Ltd.	2,305,256
	(Banking)

		48,585,663

	INDIA—0.7%
78,147	Housing Development Finance Corp., Ltd.	1,037,147
	(Financial Services)

	INDONESIA—2.4%
6,000,000	PT Indonesian Satellite Corp., Tbk	2,767,467
	(Telecommunications)
1,771,000	PT Telekomunikasi Indonesia Tbk	802,364
	(Industrials)

		3,569,831

See Notes to Financial Statements.

Shares	Description	Value (Note 1)

	MALAYSIA—8.6%
1,940,000	Commerce Asset-Holdings Berhad	$2,297,369
	(Banking)
1,094,400	Hong Leong Bank Berhad	1,483,200
	(Banking)
500,000	Malayan Banking Berhad	1,447,368
	(Banking)
963,200	Sime Darby Berhad	1,457,474
	(Industrials)
696,000	Tanjong PLC	2,234,526
	(Consumer Discretionary)
1,080,000	Telekom Malaysia Berhad	3,183,158
	(Telecommunications)
600,000	WTK Holdings Berhad	860,526
	(Industrials)

		12,963,621

	SINGAPORE—11.3%
251,000	City Developments, Ltd.	976,509
	(Real Estate-Developers)
2,000,000	ComfortDelGro Corp., Ltd.	1,556,189
	(Consumer Discretionary)
457,469	DBS Group Holdings, Ltd.	4,347,532
	(Banking)
2,400,000	Lindeteves-Jacoberg, Ltd.	983,607
	(Industrials)
1,169,591	Singapore Press Holdings, Ltd.	3,292,861
	(Consumer Discretionary)
1,939,577	Singapore Technologies Engineering, Ltd.	2,419,287
	(Industrials)
420,000	United Overseas Bank, Ltd.	3,417,676
	(Banking)

		16,993,661

	SOUTH KOREA—23.3%
11,320	Amorepacific Corp.	2,187,321
	(Consumer Staples)
18,420	Cheil Communications, Inc.	2,375,484
	(Consumer Discretionary)
16,470	GS Holdings Corp.	352,571
	(Instrument-Controls)
160,000	Kia Motors Corp.	1,472,861
	(Consumer Discretionary)

Shares	Description	Value (Note 1)

110,709	Kookmin Bank	$3,504,423
	(Banking)
14,480	Korea Electric Power Corp.	273,504
	(Utilities)
40,000	KT Corp	722,800
	(Telecommunications)
140,000	LG International Corp.	1,078,419
	(Industrials)
73,000	LG Petrochemical Co., Ltd.	1,622,927
	(Materials)
30,040	POSCO	4,474,043
	(Materials)
30,718	Samsung Electronics Co.	12,217,841
	(Information Technology)
32,000	Samsung Fire & Marine Insurance Co., Ltd.	1,842,466
	(Financial Services)
4,770	Shinsegae Co., Ltd.	1,269,653
	(Consumer Discretionary)
11,640	SK Telecom Co., Ltd.	1,774,051
	(Telecommunications)

		35,168,364

	TAIWAN—18.0%
1,030,000	Cathay Financial Holding Co., Ltd.	1,940,536
	(Financial Services)
38,173	Cathay Financial Holding Co., Ltd.(a)	719,187
	(Financial Services)
110,006	Chunghwa Telecom Co., Ltd. (ADR)	1,937,206
	(Telecommunications)
884,000	Chungwha Telecom Co., Ltd.	1,470,297
	(Telecommunications)
1,814,400	Formosa Plastic Corp.	3,124,592
	(Materials)
3,400,000	Fubon Financial Holdings Co., Ltd.	3,122,755
	(Banking)
806,974	Hon Hai Precision Industry Co., Ltd.	2,779,392
	(Information Technology)
907,360	Nien Made Enterprise Co., Ltd.	1,348,887
	(Consumer Discretionary)

See Notes to Financial Statements.

Shares	Description	Value (Note 1)

	TAIWAN—(cont’d.)
2,199,965	Phoenixtec Power Co., Ltd.	$2,104,765
	(Industrials)
1,617,000	Synnex Technology International Corp.	2,308,640
	(Information Technology)
2,409,959	Taiwan Semiconductor Manufacturing Co.	3,071,864
	(Information Services)
2,928,373	United Microelectronics Corp., Ltd.(a)	1,767,196
	(Information Technology)
690,000	Zyxel Communications Corp.	1,472,623
	(Information Technology)

		27,167,940

	THAILAND—2.6%
1,484,900	BEC World PCL	642,352
	(Media)
695,000	Kasikornbank PCL(a)	780,145
	(Banking)
3,812,000	National Finance PCL	1,141,069
	(Financial Services)
1,600,000	Shin Corp. PCL	1,444,538
	(Telecommunications)

		4,008,104

	Total equities (cost $114,290,180)	149,494,331

	RIGHTS

	HONG KONG

Units
4,217	Hutchison Telecom International, Ltd.(a)(b)	0
	(Telecommunications)

Units	Description	Value (Note 1)

	WARRANTS
	HONG KONG
112,400	Kingboard Chemical Holdings, Ltd.(a) Expiring December 31, 2006 (Chemicals) (cost $0)	$0

Principal Amount (000)
	REPURCHASE AGREEMENT—1.1%
	UNITED STATES
$1,616	State Street Bank & Trust Co., 0.65%, dated 9/30/04 due 10/1/04 in the amount of $1,616,029 (cost $1,616,000; collateralized by $1,400,000 U.S. Treasury Notes, 6.125% due 8/15/29, approximate value of collateral including accrued interest $1,652,657)	1,616,000

	Total Investments—100.2% (cost $115,906,180; Note 4)	151,110,331
	Liabilities in excess of other assets—(0.2%)	(328,218)

	Net Assets—100%	$150,782,113

(a)	Non-income producing security.
(b)	Fair valued.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Assets and Liabilities

September 30, 2004

(Unaudited)

Assets
Investments, at value (cost $115,906,180)	$151,110,331
Cash	515
Foreign currency (cost $148,811) .	148,680
Dividends and interest receivable	194,504
Other assets	87,534

Total assets	151,541,564

Liabilities
Accrued expenses.	301,538
Payable for investments purchased	163,517
Deferred Thailand capital gains tax liability	149,562
Investment management fee payable	111,002
Administration fee payable	31,012
Foreign withholding taxes payable .	2,820

Total liabilities	759,451

Net Assets	$150,782,113

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par . .	131,192,212

131,295,653
Undistributed net investment income	943,584
Accumulated net realized losses on investments and foreign currency transactions.	(16,511,571)
Net unrealized appreciation on investments and foreign currencies	35,054,447

Net Assets, September 30, 2004	$150,782,113

Net Asset Value per share: ($150,782,113 ÷ 10,344,073 shares of common stock outstanding)	$14.58

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Operations

Six Months Ended September 30, 2004

(Unaudited)

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $482,167)	$3,181,488
Interest	8,501

Total income	3,189,989

Expenses
Investment management fee	663,708
Administration fee	183,172
Custodian’s fees and expenses	178,000
Reports to shareholders .	108,000
Legal fees and expenses .	78,000
Directors’ fees and expenses .	45,000
Insurance expense	40,000
Audit fee	22,000
Transfer agent’s fees and expenses	20,000
Registration expenses	13,000
Miscellaneous	67,055

Total operating expenses	1,417,935
Loan interest expense (Note 6)	14,097

Total expenses	1,432,032

Net investment income	1,757,957

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (net of Thailand capital gains taxes of $37,331)	5,325,237
Foreign currency transactions	(82,392)

5,242,845

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred Thailand capital gains taxes of $78,016)	(10,340,193)
Foreign currencies	(13,659)

(10,353,852)

Net loss on investments and foreign currencies	(5,111,007)

Net Decrease in Net Assets Resulting From Operations	$(3,353,050)

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Changes in Net Assets

(Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004	Year Ended March 31, 2004

Operations

Net investment income	$1,757,957	$956,259

Net realized gain on investments and foreign currency transactions	5,242,845	11,855,043

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,353,852)	49,089,916

Net increase (decrease) in net assets resulting from operations	(3,353,050)	61,901,218

Dividends from net investment income (Note 1)	—	(1,892,966)

Total increase (decrease)	(3,353,050)	60,008,252

Net Assets

Beginning of period	154,135,163	94,126,911

End of period(a)	$150,782,113	$154,135,163

(a) Includes undistributed net investment income of:	$943,584	$ —

THE ASIA PACIFIC FUND, INC.

Notes to Financial Statements

(Unaudited)

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting Policies	The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation: Investments are stated at value. Securities for which the primary market is on an exchange shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains, if any, in excess of net capital loss carryforwards. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: It is the Fund’s policy to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 2. Investment
Management and
Administration
Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”) and an administration agreement with Prudential Investments LLC (the “Administrator”). The Investment Manager is an indirect, wholly owned subsidiary of ING Groep N.V.

The investment management fee is computed weekly and payable monthly: 1.10% of the Fund’s average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Funds’ average weekly net assets.

The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund’s average weekly net assets.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2004 aggregated $33,667,714 and $30,662,924, respectively.

Note 4. Tax

As of March 31, 2004, the capital loss carryforward for tax purposes was approximately $21,591,100 of which $19,355,300 expires in 2007 and $2,235,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund also had post-October currency losses of approximately $57,900.

The United States federal income tax basis of the Fund’s investments and unrealized appreciation as of September 30, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$116,775,829	$74,226,589	$39,892,087	$34,334,502

The difference between book basis and tax basis was primarily attributable to wash sales and marking to market of gains on passive foreign investment companies.

Note 5. Capital	There are 30 million shares of $0.01 par value common stock authorized.

Note 6. Borrowings

The Fund is a party to a revolving loan facility with Barings (Guernsey) Limited, an affiliate and wholly-owned division of Baring Asset Management. The credit facility provides for a maximum commitment of the lower of $30 million or 25% of the Fund’s net assets. Interest on any borrowings under the credit facility will be at 0.75% plus the current LIBOR. The purpose of the credit facility is to assist the Fund with its general cash flow requirements including the provision of gearing accommodations. During the six months ended September 30, 2004, the Fund borrowed $10,000,000 at an average interest rate of 1.75% from April 1, 2004 through April 29, 2004. On April 30, 2004, the Fund repaid the entire amount of the loan. As of September 30, 2004, the Fund did not have any borrowings outstanding.

THE ASIA PACIFIC FUND, INC.

Financial Highlights

(Unaudited)

Per Share Operating Performance:	Six Months Ended September 30, 2004		Year Ended March 31,
			2004	2003	2002	2001	2000
Net asset value, beginning of period	$14.90		$9.10	$11.67	$10.05	$14.69	$8.60

Net investment income (loss)	0.17		0.09	0.01	(0.03)	(0.01)	— (c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.49)		5.89	(2.77)	1.52	(4.87)	6.23

Total from investment operations	(0.32)		5.98	(2.76)	1.49	(4.88)	6.23

Less dividends and distributions:
Dividends from net investment income .	—		(0.18)	—	—	—	—
Dividends in excess of net investment income	—		—	—	—	—	(0.14)

Total dividends and distributions	—		(0.18)	—	—	—	(0.14)
Increase resulting from share repurchase	—		—	—	0.02	0.06	—
Increase resulting from tender offer	—		—	0.19	0.11	0.18	—

Net asset value, end of period	$14.58		$14.90	$9.10	$11.67	$10.05	$14.69

Market value, end of period	$13.44		$13.90	$8.10	$10.12	$7.86	$10 7/16

Total investment return(a).	(3.31)%		73.83%	(19.96)%	28.75%	(24.70)%	49.68%

Ratios to Average Net Assets:
Expenses before loan interest and commitment fee.	1.94	%(b)	2.03%	2.24%	—	—	—
Total expenses	1.96	%(b)	2.06%	2.25%	2.24%	1.81%	1.66%
Net investment income (loss)	2.40	%(b)	0.74%	0.09%	(0.31)%	(0.05)%	(0.01)%
Supplemental Data:
Average net assets (000 omitted)	$145,887		$128,632	$122,681	$148,224	$214,819	$230,725
Portfolio turnover rate	21	%(d)	73%	34%	49%	52%	62%
Net assets, end of period (000 omitted) .	$150,782		$154,135	$94,127	$161,007	$155,579	$278,011

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
(b)	Annualized.
(c)	Less than $0.005 per share.
(d)	Not annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Funds shares.

See Notes to Financial Statements.

Supplemental Proxy Information

The Annual Meeting of Stockholders of the Asia Pacific Fund, Inc. (the “Meeting”) was held on September 2, 2004.

The number of shares issued, outstanding and eligible to vote as of the record date of July 8, 2004 were 10,344,073 shares. Proxies representing 7,102,234 shares of Common Stock or 68.66% of the total outstanding shares voted in the following manner:

Proposal I (Election of Class III Directors)

	Total Vote For Each Director	Total Vote Withheld Each Director
David J. Brennan	6,983,583	118,650
Robert F. Gunia	6,983,853	118,381
Nicholas T. Sibley	6,964,242	137,992

The other directors, whose terms of office continued beyond the date of the Meeting, are Messrs. Burns, Chaipravat, Downey, Hsu and Scholfield.

Additional Information

The Fund will be required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q for its first and third fiscal quarters beginning with its third quarter ending on December 31, 2004. Once filed, the Fund’s Form N-Q will be available without charge on the SEC’s website (http//www.sec.gov) or by calling the Fund toll free at 1-(888) 4-ASIA-PAC. You can also obtain copies of the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (please call the SEC at (800) 732-0330 for information on the operation of the Public Reference Room).

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC on the cover of this report and on the SEC’s website (http//www.sec.gov) or on or through the Fund’s website address (www.asiapacificfund.com).

Directors

Michael J. Downey, Chairman

David J. Brennan

Robert H. Burns

Olarn Chaipravat

Robert F. Gunia

Douglas Tong Hsu

David G. P. Scholfield

Nicholas T. Sibley

Officers

Ronald G. M. Watt, President

Robert F. Gunia, Vice President and Treasurer

James D. Kelly, Assistant Treasurer

Deborah A. Docs, Secretary

William V. Healey, Assistant Secretary

Lee D. Augsburger, Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Equiserve Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Accountants

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2004 were not audited and, accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) Citigate Financial Intelligence, our shareholders’ servicing agent toll-free at:

1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s Web Site address is: www.asiapacificfund.com

The Fund’s CUSIP number is 044901106

APBS

The Asia Pacific Fund, Inc.

Semi-Annual Report

September 30, 2004

www.asiapacificfund.com

Item 2 –	Code of Ethics – Not required as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not applicable with semi-annual filing.

Item 4 –	Principal Accountant Fees and Services – Not applicable with semi-annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required for a semi-annual filing.

Item 8 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
4/1/2004 through 4/30/2004	0	0.00	0	0
5/1/2004 through 5/31/2004	0	0.00	0	0
6/1/2004 through 6/30/2004	0	0.00	0	0
7/1/2004 through 7/31/2004	0	0.00	0	0
8/1/2004 through 8/31/2004	0	0.00	0	0
9/1/2004 through 9/30/2004	0	0.00	0	0
Total	0	0.00	0	0

Item 9 –	Submission of Matters to a Vote of Security Holders:

On June 11, 2004 The Board of Directors (“Board”) of The Asia Pacific Fund, Inc. (“Fund”) adopted the following Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board:

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund’s Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors, (iv) to determine whether candidates satisfy the qualifications set forth in Article III, Section 2(c) of the Fund’s Bylaws (“Qualification Bylaw”) and (v) to set any other necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund’s Bylaws, but in any event not less than two Directors. The Committee must consist entirely of Board members (“Independent Directors”) who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Committee meetings shall be held in accordance with the Fund’s Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund’s Bylaws, the chairman, a co-chairman or any two mem-bers of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director Nominees

The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate and the extent to which such expertise would complement the Board’s existing mix of skills and qual-ifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; (viii) the candidate’s satisfaction of the Qualification Bylaw; and (ix) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the fol-lowing sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s investment manager or administrator, (iv) the Fund’s stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not con-sider self-nominated candidates. The Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same cri-teria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not prop-erly submitted will not be considered by the Committee).

Appendix A

Procedures for the Nominating Committee’s Consideration of

Candidates Submitted by Stockholders

A candidate for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Commit-tee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (F) information sufficient for the Committee to determine that the candidate satisfies the Qualification Bylaw, and (G) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (v).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

Item 10 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 –	Exhibits

(a)	Code of Ethics – Not applicable with semi-annual filing.

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date November 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ RONALD G.M. WATT
Ronald G.M. Watt
President and Principal Executive Officer

Date November 24, 2004

By (Signature and Title)*	/s/ ROBERT F. GUNIA
Robert F. Gunia
Treasurer and Principal Financial Officer

Date November 24, 2004

*	Print the name and title of each signing officer under his or her signature.